SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 29, 1995
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                                 Teradyne, Inc.
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             (Exact name of Registrant as specified in its charter)

        Massachusetts                1-6462                  04-2272148
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(State or Other Jurisdiction of   (Commission                (I.R.S. Employer
Incorporation or Organization)     File Number)              Identification No.)

321 Harrison Avenue,
Boston, Massachusetts                                        02118
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(Address of Principal                                        (Zip Code)
Executive Offices)



       Registrant's telephone number, including area code: (617) 482-2700
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          Total number of sequentially numbered pages in this filing, including exhibits thereto: 2



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Item 5.  Other Events

         The Registrant effected a 2-for-1 stock split in the form of a 1-for-1 stock dividend on August 29, 1995, which stock split in the form of a stock dividend was paid to stockholders of record of the Registrant on August 8, 1995.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Teradyne, Inc.
                                                 ------------------------------
                                                 (Registrant)


Date: August 29, 1995                            Richard J Testa
                                                 ------------------------------
                                                 Richard J. Testa
                                                 Clerk